                                                                    Exhibit 99.2


Financial Statements and Report of

Independent Certified Public Accountants

Patron Systems, Inc. (a development stage enterprise)

September 30, 2002

Patron Systems, Inc. (a development stage enterprise)

Contents

Report of Independent Certified Public Accountants                          3

Financial Statements
   Balance Sheet                                                            4
   Statement of Operations                                                  5
   Statement of Stockholders' Equity (Deficit)                              6
   Statement of Cash Flows                                                  7
   Notes to Financial Statements                                          8 - 15

Report of Independent Certified Public Accountants

Board of Directors and Stockholders
Patron Systems, Inc.

We have audited the accompanying balance sheet of Patron Systems, Inc. (a development stage enterprise and Delaware corporation), as of September 30, 2002, and the related statements of operations, stockholders' equity (deficit), and cash flows for the period from inception (April 30, 2002) through September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Patron Systems, Inc., as of September 30, 2002, and the results of its operations and its cash flows for the period from inception (April 30, 2002) through September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A, the Company is in the development stage, has incurred losses since inception, and requires capital to finance its operations and certain funding commitments associated with certain pending acquisitions. These factors, among others, as discussed in Note A to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                        /s/ GRANT THORNTON LLP

December 3, 2002
Vienna, Virginia

Patron Systems, Inc. (a development stage enterprise)


Balance Sheet
September 30,                                                           2002
--------------------------------------------------------------------------------
Assets

Current Assets
  Cash and cash equivalents                                          $   29,974
  Loans to TrustWave Corp., and Entelagent Software Corp.               415,000

                                                                     ----------
Total Current Assets                                                    444,974
                                                                     ----------

Deferred Costs Associated with Pending Acquisitions                      75,170
                                                                     ----------

Total Assets                                                         $  520,144
                                                                     ----------

Liabilities and Stockholders' Equity (Deficit)

Current Liabilities
  Note Payable                                                       $   30,000
  Accounts payable                                                      267,227
  Expense reimbursement due to officers and shareholders                467,200
  Accrued payroll and payroll related expenses                          348,910
                                                                     ----------

Total Current Liabilities                                             1,113,337

Advances from Shareholders                                              248,000

Commitments and Contingencies                                               --

Stockholders' Equity (Deficit)
  Common stock, par value $.01 per share, 150,000,000
   shares authorized, 25,000,000 shares issued and outstanding
   as of September 30, 2002                                             250,000
  Receivable for issuance of common stock to founders                   (30,000)
  Deficit accumulated during the development stage                   (1,061,193)
                                                                     ----------

Total Stockholders' Equity (Deficit)                                   (841,193)
                                                                     ----------
                                                                     $  520,144
                                                                     ----------

                  The accompanying notes are an integral part of this statement.

Patron Systems, Inc. (a development stage enterprise)


Statement of Operations

                                                                       Period from Inception
                                                                        (April 30, 2002) to
                                                                        September 30, 2002
                                                                       ---------------------
Revenue                                                                $             --
                                                                       ---------------------
General and Administrative Expenses                                           1,061,213
                                                                       ---------------------
Loss from Operations                                                         (1,061,213)

Other Income (Expense)
  Interest income                                                                    20
                                                                       =====================
Loss Before Income Taxes                                               $     (1,061,193)
Income Tax Benefit                                                                   --
                                                                       ---------------------
Net Loss                                                               $     (1,061,193)

Net Loss Per Share-Basic and Diluted                                   $          (0.04)
                                                                       ---------------------
Weighted Average Number of Shares Outstanding-Basic and Diluted        $     25,000,000
                                                                       ---------------------



                  The accompanying notes are an integral part of this statement.

Patron Systems, Inc. (a development stage enterprise)

Statement of Stockholders' Equity (Deficit)

For the period from inception (April 30, 2002) to September 30, 2002

                                                                                                 Deficit Accumulated
                                                     Shares of     Par Value     Shareholder         during the
                                                   Common Stock   Common Stock   Receivable       Development Stage      Total
                                                  --------------------------------------------------------------------------------

Balance at Inception (April 30, 2002)                       --    $        --    $       --      $            --       $        --

  Issuance of common stock to founders              25,000,000        250,000       (30,000)                  --           220,000


  Net loss                                                  --             --            --           (1,061,193)       (1,061,193)
                                                  --------------------------------------------------------------------------------


Balance, September 30, 2002                         25,000,000    $   250,000    $  (30,000)     $    (1,061,193)      $  (841,193)
                                                  --------------------------------------------------------------------------------



                  The accompanying notes are an integral part of this statement.

Patron Systems, Inc. (a development stage enterprise)

Statement of Cash Flows


                                                                          Period from Inception
                                                                           (April 30, 2002) to
                                                                            September 30, 2002
                                                                          ----------------------
Cash Flows from Operating Activities
  Net loss                                                                     $(1,061,193)
  Adjustments to reconcile net loss to net cash provided in
    operating activities:
    Changes in assets and liabilities:
      Other assets                                                                      --
      Accounts payable                                                             192,057
      Expense reimbursement due to officers and shareholders                       467,200
      Accrued payroll and payroll related expenses                                 348,910
                                                                               -----------
Total adjustments                                                                1,008,167
                                                                               -----------
Net Cash Used in Operating Activities                                              (53,026)
                                                                               -----------
Cash Flows Used in Investing Activities
  Loans to TrustWave Corp. and Entelagent Software Corp.                          (415,000)
                                                                               -----------
Cash Flows from Financing Activities
  Proceeds from issuance of note payable                                            30,000
  Proceeds from issuance of common stock                                           220,000
  Advances from shareholders                                                       248,000
                                                                               -----------
Net Cash Provided by Financing Activities                                          498,000
Net Increase in Cash                                                                29,974
Cash and Cash Equivalents, beginning of year                                            --
                                                                               -----------
Cash and Cash Equivalents, end of year                                         $    29,974
                                                                               -----------
Supplemental Disclosure of Cash Flows Information
    Interest paid                                                              $        --
    Income taxes paid                                                          $        --



                  The accompanying notes are an integral part of this statement.

Patron Systems, Inc. (a development stage enterprise)

Notes to Financial Statements

September 30, 2002

NOTE--A ORGANIZATION AND BUSINESS

     Patron Systems, Inc. (a Delaware Corporation) (the Company), is a development stage information security company incorporated on April 30, 2002, to provide security services and technology products to global enterprises and is headquartered in Illinois. As more fully described in Note C to these financial statements, on October 11, 2002, the Company became a wholly owned subsidiary of Combined Professional Services, Inc. (a Nevada corporation) (CPS), via a share exchange transaction that was accounted for as a reverse merger, pursuant to which the shareholders of the Company received 25,400,000 shares of CPS common stock, representing approximately 85 percent of the outstanding capital of CPS. Prior to the exchange, CPS was a "public shell" company with no operations and focused solely on seeking acquisitions of or merging with other companies to enhance shareholder value. CPS later changed its name to Patron Holdings, Inc. The Company and CPS intend to effect a merger whereby CPS will be merged with and into the Company, with the Company continuing as the surviving corporation incorporated under the State of Delaware.

     The Company has yet to begin revenue-generating operations and as such is a development stage company. Since its inception, the Company has reported a net loss of approximately $1,900,000, principally associated with expenses related to the formation of the Company, assembling its management team, and capital formation and acquisition activities consistent with its business plan.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Critical to the Company's future success are its ability to close on the acquisitions described in Note D, together with raising capital sufficient to fund both its obligations arising from these transactions as well as the Company's ongoing working capital requirements. Working capital to date has been provided by loans and advances received from certain shareholders and officers of the Company. While no assurances can be given that the Company will be successful in closing its pending acquisitions or raising sufficient capital, management believes it will be successful in doing so.

NOTE--B SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Acquisition Costs

     The Company has incurred certain expenses, principally legal fees, in connection with the pending acquisitions described in Note D, which have been capitalized and deferred pending the completion of each acquisition. Upon closing, such costs will be included in the purchase price of each respective target company and allocated to the assets received and obligations assumed. In the event a pending acquisition does not occur, such costs will be expensed at that time.

Patron Systems, Inc. (a development stage enterprise)

Notes to Financial Statements

September 30, 2002

NOTE B--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Continued

     Start Up Costs

     All expenses incurred in connection with formation of the Company and related start up activities have been expensed as incurred and are included in general and administrative expenses in the accompanying financial statements.

     Cash and Cash Equivalents

     The Company considers all highly liquid securities purchased with original maturities of three months or less to be cash equivalents.

     Income Taxes

     The Company accounts for income taxes pursuant to Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Deferred taxes arise from temporary differences, primarily attributable to the use of the cash method for tax purposes and accrual method for book purposes and net operating loss carryforwards.


     Stock Option Plans

     SFAS No. 123, Accounting for Stock-Based Compensation, encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans based on the fair value of options granted. The Company has elected to account for stock-based compensation using the intrinsic value method provided under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations and to provide additional disclosures with respect to the proforma effects of adoption had the Company recorded compensation expense under SFAS No. 123.

     Net Loss Per Share

     Basic net loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share also includes common stock equivalent outstanding during the period if dilutive. Diluted net loss per common share has been computed by dividing net loss by the weighted-average number of common shares outstanding without an assumed increase in common shares outstanding for common stock equivalents, as such common stock equivalents are antidilutive. Common stock equivalents at September 30, 2002, consist primarily of 1,200,000 stock options.

     Use of Estimates in Preparing Financial Statements

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period. Actual results could differ from those estimates.

Patron Systems, Inc. (a development stage enterprise)

Notes to Financial Statements

September 30, 2002

NOTE C--SHARE EXCHANGE WITH COMBINED PROFESSIONAL SERVICES, INC.

     On October 11, 2002, the Company became a wholly owned subsidiary of CPS, via a share exchange transaction pursuant to which the shareholders of the Company were issued 25,400,000 shares of CPS common stock, which represented at closing approximately 85 percent of the total outstanding capital stock of CPS. CPS was a "public shell" company with no operations and focused solely on seeking acquisitions of or merging with other companies to enhance shareholder value. CPS later changed its name to Patron Holdings, Inc.

     Based on guidance provided by the Securities and Exchange Commission, because the shareholders of the Company received stock representing majority control of CPS, the Company will be treated as the accounting acquirer for financial reporting purposes. However, the Company intends to record the impact of the share exchange as a capital transaction rather than a business combination by recording the issuance of stock to the former CPS shareholders in exchange for the nominal assets received. In connection with the share exchange, the Company is obligated to (1) pay a fee of $250,000 in cash ($125,000 of which was paid at closing) and (2) issue 400,000 shares of Company common stock to a consultant, which shares were valued at $720,000, and expensed in October 2002 (value based upon the closing price on October 11, 2002). Such shares were issued on October 11, 2002, and immediately exchanged for shares of CPS common stock. Prior to the transaction, CPS had no operations, no permanent employees and its sole purpose was to provide a vehicle for mergers and acquisitions.

     In connection with the transaction, the stockholders of the Company exchanged all of the shares of Company common stock then outstanding for 25,400,000 newly issued shares of CPS common stock. In addition, on the closing date, CPS issued 1,801,688 shares of common stock to a prior officer of CPS and other third parties for services rendered. The value associated with this share issuance of approximately $3.2 million will be expensed in October 2002.

NOTE D--PENDING ACQUISITIONS SUBJECT TO CLOSING

     TrustWave Corp.

     On November 23, 2002, the Company, TWC Acquisition, Inc., a Maryland corporation and wholly owned subsidiary of the Company (TrustWave Mergerco), and TrustWave Corp., a Maryland corporation (TrustWave), entered into an Agreement and Plan of Merger (the TrustWave Merger Agreement) whereby TrustWave Mergerco will be merged with and into TrustWave with TrustWave surviving as a wholly owned subsidiary of the Company (the TrustWave Merger). The Company, TrustWave Mergerco and TrustWave also concurrently entered into a Supplemental Agreement (the TrustWave Supplemental Agreement) along with certain shareholders of TrustWave. Upon the consummation of the TrustWave Merger, shareholders of TrustWave will receive, in the aggregate: (1) $20,000,000 in cash, 50 percent of which will be paid at the closing of the TrustWave Merger and 50 percent of which will be paid six months after the closing of the TrustWave Merger; and (2) approximately 8,850,000 shares of the Company's common stock, subject to a one-time increase of up to 100 percent in the event that the shares of the Company's common stock fail to trade at or above $12 per share, on average, over the 21 days prior to an including the first anniversary of the closing date. In addition, the Company will issue approximately 2,100,000 stock options to current TrustWave option holders.

Patron Systems, Inc. (a development stage enterprise)

Notes to Financial Statements

September 30, 2002
--------------------------------------------------------------------------------

NOTE D--PENDING ACQUISITIONS SUBJECT TO CLOSING--Continued

     TrustWave Corp.--Continued

     In connection with the TrustWave merger, an unaffiliated investor has placed in a trust $2,000,000 to be applied towards the cash consideration due under the related agreements. The Company is in the process of negotiating the terms by which this amount will become an investment in the Company at the closing of the TrustWave merger.

     The TrustWave Merger has been approved by the Boards of Directors of the Company, TrustWave Mergerco and TrustWave. The TrustWave Merger is intended to be a tax-free reorganization under the Internal Revenue Code. In connection with the consummation of the TrustWave Merger, certain executive officers of TrustWave will execute employment agreements with the Company. The closing of the acquisition is subject to several closing conditions, including approval of the transaction by TrustWave's shareholders, consummation of a reincorporation merger pursuant to which Patron Holdings, Inc., the parent corporation of the Company will merge with and into the Company with the Company continuing as the surviving entity, and the receipt of adequate financing to complete this acquisition and fund certain working capital needs of TrustWave.

     In connection with this transaction the Company is required to provide working capital financing to TrustWave. Advances under such notes bear interest at 10 percent per annum and are repayable on demand. Total outstanding advances under such notes at September 30, 2002, were $340,000. An additional $150,000 was paid in October 2002. The Company is committed to advancing an additional $900,000 through January 10, 2003.

     TrustWave is an information technology products and services company founded in 1995 that provides security solutions and information assurance services to corporate, educational and government customers. In early 2002, TrustWave began work on a contract with a Fortune 100 financial services company to provide its technology products and services to validate that Internet merchants are complying with payment industry security requirements, including periodic remote security testing and vulnerability scanning.

     Entelagent Software Corp.

     On November 24, 2002, the Company, ESC Acquisition, Inc., a California corporation and wholly owned subsidiary of the Company (Entelagent Mergerco), and Entelagent Software Corp., a California corporation (Entelagent), entered into an Agreement and Plan of Merger (the Entelagent Merger Agreement) whereby Entelagent Mergerco will be merged with and into Entelagent with Entelagent surviving as a wholly owned subsidiary of the Company (the Entelagent Merger). The Company, Entelagent Mergerco and Entelagent also concurrently entered into a Supplemental Agreement (the Entelagent Supplemental Agreement). Upon the consummation of the Entelagent Merger, shareholders of Entelagent will receive, in the aggregate, 1,800,000 shares of the Company's common stock and the Company will assume certain debts and obligations of Entelagent.

Patron Systems, Inc. (a development stage enterprise)

Notes to Financial Statements

September 30, 2002
--------------------------------------------------------------------------------

NOTE D--PENDING ACQUISITIONS SUBJECT TO CLOSING--Continued

     Entelagent Software Corp.--Continued

     The Entelagent Merger has been approved by the Boards of Directors of the Company, Entelagent Mergerco and Entelagent. The Entelagent Merger is intended to be a tax-free reorganization under the Internal Revenue Code. In connection with the consummation of the Entelagent Merger, certain executive officers of Entelagent will execute employment agreements with the Company. The closing of the acquisition is subject to several closing conditions, including approval of the transaction by Entelagent's shareholders, the consummation of a reincorporation merger pursuant to which Patron Holdings, Inc., will merge with and into the Company with the Company continuing as the surviving entity, the consummation of the Company's acquisition of TrustWave and obtaining funding for the additional working capital needs of Entelagent.

     Subsequent to the closing of this transaction, the Company will be obligated to grant 440,000 common stock options to certain employees and non-employee consultants of Entelagent.

     In connection with this transaction the Company agreed to provide working capital financing to Entelagent. Advances under such notes bear interest at 10 percent per annum and are repayable upon demand. Total outstanding advances under such notes at September 30, 2002, were $75,000. The Company made additional advances of $30,000, $150,000 and $55,000 in October, November and December 2002, respectively.

     Entelagent is an information technology products and services company founded in 1996. Entelagent's products and services are focused on e-mail management solutions, including monitoring and data-mining with a particular focus on ensuring compliance with laws and regulations in the financial services and brokerage industries.

NOTE E--RELATED PARTY TRANSACTIONS

     Advances from shareholders

     Since its inception, the Company has obtained financing from certain shareholders for working capital needs. At September 30, 2002, the total amount owed to these shareholders was $248,000. These advances currently bear no interest, however, it is the Company's intention to execute formal note agreements with these shareholders that provide for stated interest rates and payment terms.

     Reimbursements of expenses incurred by officers and shareholders

     Certain shareholders and officers of the Company have incurred operating expenses on the Company's behalf. Such expenses have been recorded in the accompanying financial statements with a corresponding obligation to reimburse the shareholder/officer. Included in such expenses is approximately $60,000 of expenses incurred by a founder prior to incorporation of the Company for which the Company has agreed to reimburse the founder. As of September 30, 2002, no reimbursements have been paid to the officer/shareholders.

Patron Systems, Inc. (a development stage enterprise)

Notes to Financial Statements

September 30, 2002

NOTE F--NOTES PAYABLE

     On September 30, 2002, the Company borrowed $30,000 from an unrelated third party. The note, which matures six months from the date issued, bears interest at 8 percent and is convertible into shares of the Company's common stock at the option of lender.

NOTE G--STOCKHOLDERS EQUITY

     Financing

     In October 2002, the Company entered into an agreement to receive a bridge loan of $25,000 with a stockholder. The Company was charged interest at 10 percent. Principal and interest are due at the earlier of 45 days from receipt of funds or upon receiving proceeds from financing transactions. As part of the agreement, the lender is to receive a warrant to purchase 15,000 shares of the Company's common stock.

     In November and December 2002, the Company received approximately $600,000 from unaffiliated investors as advances against private placement transactions, which are expected to close in December 2002.

     Stock Option Grants

     In May and July 2002, options to purchase 1,200,000 shares of the Company's common stock were granted to employees at an exercise price of $.01 per share with vesting periods of three years. Under the provisions of APB Opinion No. 25 and related interpretations, no compensation expense is required to be recorded by the Company on these options since the exercise price of such options was equal to the fair market value at the date of grant. The impact of SFAS No. 123 was not significant with respect to these option grants, as such the disclosures under this pronouncement have been omitted.

     In October 2002, options to purchase 2,800,000 shares of the Company's common stock were granted to certain outside consultants. In accordance with SFAS No. 123, the Company recognized as an expense approximately $4.6 million representing the fair value relating to such options.

     Lok Technology, Inc.

     Certain of the Company's founders were directors of Lok Technology, Inc.
     (Lok), a technology start up company, which has developed wireless encryption technology. During the period while such founders served as directors of Lok, an unaffiliated third party loaned $500,000 to Lok evidenced by convertible notes, of which $350,000 was loaned by Lok to Entelagent. Subsequent thereto, certain of the founders chose to vacate their board positions at Lok to become directors and/or officers of the Company upon its formation.



Patron Systems, Inc. (a development stage enterprise)

Notes to Financial Statements

September 30, 2002

NOTE G--STOCKHOLDERS EQUITY--Continued

     Lok Technology--Continued

     In November 2002, the Company entered into a purchase agreement with such unaffiliated third party, whereby the Company agreed to purchase such unaffiliated third party's rights and interests related to the $500,000 loan for 400,000 shares of the Company's common stock. The consummation of the transactions contemplated by such purchase agreement are contingent upon, among other things, the consummation of merger of Patron Holdings, Inc. (f/k/a Combined Professional Services, Inc.), with and into the Company (see Note C) and the Company's acquisition of Entelagent (see Note
     D).

     As a result, upon the consummation of the Company's acquisition of Entelagent and the Company's acquisition of the rights and interests related to the $500,000 loan as described above, Entelagent, as a subsidiary of the Company, will owe Lok $350,000 and Lok will owe $500,000 plus accrued interest to the Company. Thereafter, the Company and Lok intend to cancel these obligations in exchange for a license agreement and a mutual release and covenant not to sue. Such license agreement will provide the Company with a non-exclusive right to exploit Lok's technology for a license fee, the amount of which is dependent on sales association with such licensed technology.

NOTE H--INCOME TAXES



     Since its inception, the Company has generated losses of approximately $1.1 million, which for income tax purposes will be available for use in future periods as an offset to taxable income. There are no other material temporary differences between the Company's financial statement and tax reporting. Use of these losses is dependent upon future taxable earnings of the Company and would expire in 2021. All deferred tax assets associated with the tax benefits which might be derived from use of such losses have been offset by a valuation allowance, as the Company cannot conclude that it is more likely than not that it will realize these assets due to uncertainty surrounding future operations.

     In the event of a change in control of the Company, use of some or all of these net operating loss carryforwards may be limited.

Patron Systems, Inc. (a development stage enterprise)


Notes to Financial Statements

September 30, 2002

NOTE I--EMPLOYMENT AGREEMENTS



     Effective October 1, 2002, the Company entered into employment agreements with three officers, each with a three year term. The minimum base compensation due in the aggregate under such agreements is $960,000 in year one, $1,140,000 in year two, and $1,320,000 in year three. In addition, the agreements provide for terms by which each officer may earn bonuses and other incentive compensation.